UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 3, 2006
Centerplate, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31904 (Commission File Number)	13-3870167 (IRS Employer Identification No.)
201 East Broad Street
Spartanburg, SC 29306
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code (864) 598-8600
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Material Agreements
SIGNATURES

Item 1.01 Material Agreements
     Centerplate, Inc. reports that in connection with the recent election of Janet L. Steinmayer to the position of Chief Executive Officer and David M. Williams to the position of Chairman of the Board of Directors, Ms. Steinmayer will receive $650,000 per annum in base salary, and Mr. Williams will receive directors’ fees of $150,000 per annum for his services as Chairman of the Board.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2006	Centerplate, Inc.
	By:	/s/ Kenneth R. Frick
	Name:	Kenneth R. Frick
	Title:	Executive Vice President and CFO